UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2019

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bluerock Residential Growth REIT, Inc. (the “Company”) held its annual meeting of stockholders on September 30, 2019 (the “Annual Meeting”). The following proposals were set forth in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on July 29, 2019 (the “Proxy Statement”). For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, July 9, 2019, there were 22,308,274 shares of the Company’s Class A common stock and 76,603 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 26,138,424 shares of our common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 23,366,876 shares of the Company’s common stock, representing 89.39% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1) The stockholders approved an amendment to the Company’s charter to allow for the proration of dividends on newly-issued shares of the Company’s Series B Redeemable Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”) based on the actual number of days in any calendar month during which such shares of Series B Preferred Stock are outstanding (the “Series B Preferred Dividend Proration Amendment”):

For	17,168,290
Against	168,604
Abstain	132,924
Broker Non-Votes	5,897,058

The Series B Preferred Dividend Proration Amendment will become effective upon execution by the Company and filing with the State Department of Assessments and Taxation of Maryland, which filing the Company intends to make on or about October 28, 2019.

(2) The stockholders approved an amendment to the Company’s charter to reduce the number of trading days to be utilized in calculating the redemption price at which shares of Series B Preferred Stock are redeemed, and reduce the notice period for redemptions by the Company (the “Series B Preferred Redemption Amendment”):

For	17,161,193
Against	175,803
Abstain	132,822
Broker Non-Votes	5,897,058

The Series B Preferred Redemption Amendment will become effective upon execution by the Company and filing with the State Department of Assessments and Taxation of Maryland, which filing the Company intends to make on or about October 28, 2019.

(3) The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	17,090,472	379,346	5,897,058
I. Bobby Majumder	12,257,244	5,212,574	5,897,058
Romano Tio	12,804,911	4,664,907	5,897,058
Elizabeth Harrison	13,111,311	4,358,507	5,897,058
Kamal Jafarnia	17,298,813	171,005	5,897,058

(4) The stockholders ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for 2019:

For	23,226,209
Against	97,889
Abstain	42,778

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: October 4, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer